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                      VAN KAMPEN SENIOR FLOATING RATE FUND
                     SUPPLEMENT DATED JULY 20, 1999 TO THE
                        PROSPECTUS DATED MARCH 15, 1999
                           -------------------------

     The fifth paragraph of the section of the Prospectus entitled "REPURCHASE OF SHARES" is deleted and replaced with the following:

     The Fund has entered into a Second Amendment and Restatement of Credit Agreement, dated as of June 14, 1999 (the "Credit Agreement") among the Fund and Van Kampen Prime Rate Income Trust, as borrowers, the banks party thereto (the "Financial Institutions"), and Bank of America National Trust and Savings Association ("BofA"), as agent, pursuant to which the Financial Institutions have committed to provide a joint credit facility of up to $500,000,000 to the Fund and Van Kampen Prime Rate Income Trust, which is not secured by the assets of the Fund or other collateral. This credit facility can provide the Fund with additional liquidity to meet its obligations to purchase Shares pursuant to any tender offer that the Fund may make. The credit facility provided pursuant to the Credit Agreement will terminate on June 13, 2000, unless extended by its terms. As of the date of this Supplement, the Fund has not drawn any of the funds available under the Credit Agreement. See "Repurchase of Shares" in the Statement of Additional Information.